Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments
6.	Fair Value of Financial Instruments

Our cash equivalents are recorded at cost plus accrued interest, which approximates fair value.  Our investment securities are carried at fair value. The fair value of financial assets and liabilities is measured under a framework that establishes “levels” which are defined as follows: (i) Level 1 fair value is determined from observable, quoted prices in active markets for identical assets or liabilities; (ii) Level 2 fair value is determined from inputs, other than Level 1 inputs, that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the asset or liability; and (iii) Level 3 fair value is determined using the entity’s own assumptions about the inputs that market participants would use in pricing an asset or liability.

The following table presents our cash equivalents and investment securities which are measured at fair value on a recurring basis (in thousands):

		Fair Value Determined Under:
	Total Fair Value	(Level 1)	(Level 2)	(Level 3)
At December 31, 2016:
Cash equivalents	$3,517	$3,517	$—	$—
Investment securities	$2,740	$—	$2,740	$—

At December 31, 2015:
Cash equivalents	$15,799	$15,799	$—	$—
Investment securities	$17,929	$—	$17,929	$—

We believe that our debt facility bears interest at a rate that approximates prevailing market rates for instruments with similar characteristics and, accordingly, the carrying value of the debt facility approximates fair value.  The fair value of our debt facility is determined under Level 2 in the fair value hierarchy.